Exhibit 99.2

Media General provides the non-GAAP financial metrics of Adjusted EBITDA and Broadcast Cash Flow. We believe these metrics are alternative measures used in peer comparisons and by lenders, investors, financial analysts and rating agencies to evaluate a company’s ability to service its debt requirements and to estimate the value of the company. A reconciliation of these metrics to amounts on the GAAP financial statements is included in the tables below:

Reconciliation of Adjusted EBITDA to Net Income

For the three months ended September 30, 2014
(Unaudited, in thousands)
Net income	$13,849
Add:
Interest expense	9,826
Depreciation and amortization	15,643
Income tax expense	11,525
Loss (gain) related to property and equipment, net	676
Merger-related expenses	3,066
Corporate severance expense	275

Adjusted EBITDA	$54,860

Reconciliation of Broadcast Cash Flow to Net Income

For the three months ended September 30, 2014
(Unaudited, in thousands)
Net income	$13,849
Add:
Interest expense	9,826
Corporate and other expenses	6,097
Depreciation and amortization	15,643
Income tax expense	11,525
Loss (gain) related to property and equipment, net	676
Program license rights, net	162
Merger-related expenses	3,066
Corporate severance expense	275
Other, net	(19)

Broadcast Cash Flow	$61,100

We provide below supplemental financial information which is derived from the historical results of operations of Media General and New Young Broadcasting Holding Co., Inc. (“Young”), which were combined in an all-stock, tax-free merger transaction (the “Young Merger”). The “As Adjusted” column provides financial information for the combined company for the three months ended September 30, 2013. The purpose of the “Adjustments” column is to include the financial information of Media General prior to the Young Merger (referred to for this purpose as “Legacy Media General”) for the three months ended September 30, 2013. No other adjustments have been made to the supplemental financial information. The supplemental information provided does not purport to be indicative of what our results would have been had the Young Merger actually occurred as of the beginning of the period presented, nor is it indicative of results which may occur in the future:

Supplemental Combined Company Adjusted EBITDA

	For the three months ended September 30, 2013
	As Reported	Adjustments	As Adjusted
	(unaudited, in thousands, except per share data)
Income (loss) from continuing operations	$4,137	$(14,616)	$(10,479)
Add:
Interest expense	1,923	20,339	22,262
Depreciation and amortization	4,481	5,957	10,438
Income tax expense	2,864	2,517	5,381
Loss (gain) related to of property and equipment, net	11	10	21
Merger-related expenses	3,236	1,218	4,454
Corporate severance expense	630	—	630
Reversal of Gray liabilities(1)	(1,769)	—	(1,769)

Adjusted EBITDA	$15,513	$15,425	$30,938

Supplemental Combined Company Broadcast Cash Flow

	For the three months ended September 30, 2013
	As Reported	Adjustments	As Adjusted
	(unaudited, in thousands, except per share data)
Income (loss) from continuing operations	$4,137	$(14,616)	$(10,479)
Add:
Interest expense	1,923	20,339	22,262
Corporate and other expenses	(484)	7,833	7,349
Depreciation and amortization	4,481	5,957	10,438
Income tax expense	2,864	2,517	5,381
Loss (gain) related to of property and equipment, net	11	10	21
Program license rights, net	—	12	12
Merger-related expenses	3,236	1,218	4,454
Corporate severance expense	630	—	630
Other, net	(1)	(42)	(43)

Broadcast Cash Flow	$16,797	$23,228	$40,025

(1)	Young had a management agreement with Gray Television, Inc. (“Gray”), the term of which expired on December 31, 2012. In addition to certain management fees, as part of the management agreement, if Young had been sold prior to December 31, 2012, then Gray would have received a portion of the aggregate sales price above a specified threshold. Young was not sold and the liability was reversed as other income on the consolidated statements of operations in the fourth quarter of 2012. In August 2013, Young made a payment of $7.1 million to Gray in accordance with the terms of the management agreement. This was a final payment and satisfied any remaining obligations Young had in relation to that agreement. Media General reversed its remaining accrued liability of $1.8 million as a reduction of corporate and other expenses on the consolidated statements of operations in the third quarter of 2013.

	Year ended December 31, 2012					Year ended December 31, 2013
($ in millions, except per share amounts)	Media General	Legacy Media General	LIN	Pro Forma Adjust.(1)	Combined	Media General	Legacy Media General	LIN	Pro Forma Adjust.(1)	Combined	Average 2012 / 2013
Adjusted Revenue Reconciliation:
Net revenue	$228.2	$359.7	$553.5		$1,141.4	$269.9	$273.6	$652.4		$1,195.8
Acquisition revenue	14.4	—	104.7		119.1	0.4	—	—		0.4

Adjusted Revenue	$242.6	$359.7	$658.2	($66.8)	$1,193.7	$270.3	$273.6	$652.4	($56.1)	$1,140.1	$1,166.9

Adjusted EBITDA Reconciliation:
Net income (loss) from continuing operations	36.0	(40.0)	(18.0)		(22.0)	4.4	(62.1)	156.6		98.8
Interest expense	7.8	78.0	46.7		132.5	12.7	71.7	56.6		141.0
Debt modification and extinguishment costs	—	35.4	3.3		38.8	4.5	—	—		4.5
Depreciation and amortization	16.2	25.1	38.5		79.8	25.8	19.4	69.7		114.8
Taxes	20.4	13.6	40.5		74.5	12.3	8.5	(125.4)		(104.6)
Reversal of Gray liabilities	—	—	—		—	(1.8)	—	—		(1.8)
Restructuring charge	—	—	1.0		1.0	—	—	3.9		3.9
Contract termination charge	—	—	—		—	—	—	3.9		3.9
Stock-based compensation charges	—	—	6.9		6.9	—	—	9.4		9.4
Loss on sale of other assets	0.1	2.1	0.1		2.2	0.4	0.3	0.7		1.4
Loss on equity investments	—	—	98.3		98.3	—	—	0.1		0.1
Other income (expense), net	—	—	0.2		0.2	—	—	2.1		2.1
Net broadcast film rights	—	0.2	(2.1)		(1.8)	(0.1)	—	(2.4)		(2.5)
Merger-related expenses	—	—	3.2		3.2	13.1	16.4	10.8		40.3
Young merger synergies	33.4	—	—		33.4	30.1	—	—		30.1
Severance, disposition and shutdown expenses	11.2	—	—		11.2	1.8	—	—		1.8
Pension expense reduction	3.8	—	—		3.8	3.8	—	—		3.8
Non-operating cash charges (less gains) and equity loss	5.3	—	—		5.3	12.8	—	—		12.8
Acquisition EBITDA	3.9	—	38.9		42.8	0.1	—	—		0.1
LIN merger synergies	—	—	—		70.0	—	—	—		70.0

Adjusted EBITDA	$138.1	$114.5	$257.6	($23.3)	$556.9	$119.9	$54.1	$185.9	($15.5)	$414.3	$485.6
Adjusted EBITDA margin	56.9%	31.8%	39.1%		46.7%	44.4%	19.8%	28.5%		36.3%	41.6%

(1)	Represents full-year results from announced station divestitures and acquisitions, including WHTM.

	Six months ended June 30, 2013					Six months ended June 30, 2014				LTM ended June 30, 2014	L8QA ended June 30, 2014
($ in millions, except per share amounts)	Media General	Legacy Media General	LIN	Pro Forma Adjust.(1)	Combined	Media General	LIN	Pro Forma Adjust.(1)	Combined
Adjusted Revenue Reconciliation:
Net revenue	$105.8	$156.0	$305.3		$567.1	$298.0	$355.0		$653.0
Acquisition revenue	0.4	—	—		0.4	—	—		—

Adjusted Revenue	$106.2	$156.0	$305.3	($28.0)	$539.5	$298.0	$355.0	($29.2)	$623.8	$1,224.5

Adjusted EBITDA Reconciliation:
Net income (loss) from continuing operations	6.5	(33.4)	6.1		(20.8)	12.3	11.9		24.3
Interest expense	4.2	38.7	28.3		71.3	19.6	28.4		48.0
Debt modification and extinguishment costs	—	—	—		—	0.2	—		0.2
Depreciation and amortization	9.1	12.0	34.1		55.3	32.6	33.1		65.7
Taxes	4.5	5.2	4.2		13.8	9.2	8.8		18.0
Share of loss in equity investments	—	—	0.0		0.0	—	0.1		0.1
Other (income) expense, net	—	—	0.1		0.1	—	(0.1)		(0.1)
Amortization of program rights	—	—	14.9		14.9	—	13.4		13.4
Cash payments for programming	—	—	(16.1)		(16.1)	—	(13.8)		(13.8)
Restructuring charge	—	—	2.5		2.5	—	—		—
Stock-based compensation charges	—	—	4.5		4.5	—	4.3		4.3
Loss (gain) related to property and equipment, net	(0.0)	0.1	—		0.0	0.2	—		0.2
Loss on sale of other assets	—	—	0.2		0.2	—	0.1		0.1
Merger-related expenses	4.4	7.2	—		11.6	9.6	—		9.6
Young merger synergies	15.0	—	—		15.0	9.7	—		9.7
Corporate severance expenses	0.0	(0.0)	—		(0.0)	4.5	—		4.5
Non-recurring and acquisition-related charges	—	—	5.0		5.0	—	6.5		6.5
Acquisition EBITDA	0.1	—	—		0.1	—	—		—
LIN merger synergies	—	—	—		35.0	—	—		35.0

Adjusted EBITDA	$43.8	$29.8	$83.9	($6.6)	$185.9	$97.9	$92.7	($5.1)	$220.5	$448.9	$487.0
Adjusted EBITDA margin	41.3%	19.1%	27.5%		34.5%	32.9%	26.1%		35.3%

(1)	Represents full-year results from announced station divestitures and acquisitions, including WHTM.